RBC FUNDS TRUST

(the “Trust”)

RBC BlueBay Short Duration Fixed Income Fund

RBC BlueBay Ultra-Short Fixed Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 2, 2026 to the Funds’ summary prospectuses dated July 29, 2025, and prospectus and Statement of Additional Information (the “SAI”) each dated July 28, 2025, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the Summary Prospectuses, Prospectus, and SAI and should be read in conjunction with the Summary Prospectuses, Prospectus, and SAI.

Effective January 29, 2021 (“Effective Date”), John Northup no longer serves as a portfolio manager of each Fund. Accordingly, all references to John Northup in the summary prospectuses, prospectus, and SAI are hereby deleted in their entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE